SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2007

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

(Exact name of registrant as specified in charter)

Virginia	000-31711	54-1980794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Tappahannock Blvd., Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-4343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

The following information and exhibit is being furnished pursuant to Regulation FD.

On July 19, 2007, BOE Financial Services of Virginia, Inc., (the “Corporation”), parent company of its wholly-owned subsidiary Bank of Essex, announced the results of operations for the quarter ended June 30, 2007 and the second quarter of 2007. A copy of the Corporations press release is attached as Exhibit 99.1 to this Current Report and Form 8-K and is incorporated herein by reference in its entirety.

Section 9.01 - Financial Statements and Exhibits

(c) Exhibits

99.1 The Corporation’s press release dated July 19, 2007, by BOE Financial Services of Virginia, Inc., announcing results of operation for the quarter ended June 30, 2007 and the second quarter of 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

DATE: July 23, 2007	By:	/s/ BRUCE E. THOMAS
Bruce E. Thomas
Secretary, Senior Vice President & Chief Financial Officer